Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

I, Alfred P. West, Jr., Chairman and Chief Executive Officer, and I, Dennis J. McGonigle, Chief Financial Officer, of SEI Investments Company, a Pennsylvania corporation (the “Company”), hereby certify that, to my knowledge:

(1) The Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2012 (the “Form 10-Q”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 3, 2012	Date: May 3, 2012

/s/ Alfred P. West, Jr.	/s/ Dennis J. McGonigle
Alfred P. West, Jr.	Dennis J. McGonigle
Chairman and Chief Executive Officer	Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.